SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

       [ ] Preliminary Proxy Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e) (2)
       [X] Definitive Proxy Statement
       [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.240.14a-12

                               PHOENIX-KAYNE FUNDS
                               -------------------
                (Name of Registrant as Specified in its Charter)

                             Richard J. Wirth, Esq.
                         c/o The Phoenix Companies, Inc.
                                One American Row
                        Hartford, Connecticut 06102-5056
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid: ___________

       [ ] Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:
           2)  Form, Schedule or Registration No.:
           3)  Filing Party:
           4)  Date Filed:

                               PHOENIX-KAYNE FUNDS

                       1800 AVENUE OF THE STARS, 2ND FLOOR
                          LOS ANGELES, CALIFORNIA 90067

                             ---------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER 5, 2002

                             ---------------------


To the Shareholders:

    A Special Meeting of Shareholders of Phoenix-Kayne Funds (the "Trust") will be held in the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut, on Tuesday, November 5, 2002 at 10:00 a.m. for the following purposes:

    (1) To reconstitute the Board of Trustees ("Board") so as to fix at five the number of trustees, and to elect five trustees to such Board to serve until the next meeting of shareholders at which trustees are elected; and

    (2) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The Board has fixed August 21, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o Through the Internet at www.proxycard.com/phoenix2002 and following the instructions;

    o By telephone, with a toll-free call to Georgeson Shareholder Communications, Inc., the Trust's proxy tabulator, at 1-800-594-3983;

    o   By mail, with the enclosed proxy card and postage-paid envelope; or

    o   In person at the meeting.

    We encourage you to vote via the Internet or by telephone, using the control number that appears on your enclosed proxy card. Use of Internet or telephone voting will reduce the time and costs associated with this proxy solicitation. If you elect to vote using one of these methods, do not return your proxy card unless you later elect to change your vote. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

    PLEASE RESPOND--WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.



                                          By Order of the Board of Trustees,


                                          RICHARD J. WIRTH, Secretary

Los Angeles, California
September 20, 2002

                               PHOENIX-KAYNE FUNDS

                       1800 AVENUE OF THE STARS, 2ND FLOOR
                          LOS ANGELES, CALIFORNIA 90067

                             ---------------------

                                 PROXY STATEMENT

                        A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 5, 2002

                             ---------------------


    The enclosed proxy is solicited by the Board of Trustees of Phoenix-Kayne Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on Tuesday, November 5, 2002, and at any adjournment thereof. Shareholders of record at the close of business on August 21, 2002 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding 28,082,877.90 shares, no par value per share, of the Trust (the "Shares"). Each Shareholder will be entitled to one vote for each dollar of net asset value of Shares held as of the Record Date and a proportional fractional vote for each fractional dollar value.

    All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. Georgeson Shareholder Communications, Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $1,000, plus reimbursement of out-of-pocket expenses. The cost of solicitation of proxies will be borne by the Trust.

    In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any proposals for which sufficient votes have not been received. The meeting may be adjourned or postponed at the option of the Trust or the adviser,

Kayne Anderson Rudnick Investment Management, LLC, for a period of not more than 60 days in the aggregate. Any such adjournment or postponement will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment or postponement those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment or postponement those proxies required to be voted against any such proposal.

    If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum, but shall not be included for purposes of calculating the vote with respect to such matter, and shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes except for the purpose of calculating the vote with respect to such matter.

    As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940 (the "1940 Act").

    The following table shows as of August 21, 2002 (the "Record Date") the number of whole shares of each Fund of the Trust outstanding, and the whole votes represented by such shares as of the Record Date:

--------------------------------------------------------------------------------
                                                        SHARES         VOTES
FUND                                                 OUTSTANDING    REPRESENTED
--------------------------------------------------------------------------------
Kayne Anderson Rudnick Large Cap Fund                  6,823,888      95,670,909
--------------------------------------------------------------------------------
Kayne Anderson Rudnick Small-Mid Cap Fund              7,483,503     117,341,327
--------------------------------------------------------------------------------
Kayne Anderson Rudnick International Fund              6,936,991      67,566,292
--------------------------------------------------------------------------------
Kayne Anderson Rudnick Intermediate Total Return
  Bond Fund                                            3,824,165      42,907,131
--------------------------------------------------------------------------------
Kayne Anderson Rudnick California Intermediate
  Tax-Free Bond Fund                                   3,014,328      33,067,178
--------------------------------------------------------------------------------
                      TOTAL:                          28,082,875     356,552,837
--------------------------------------------------------------------------------

    At August 31, 2002 the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Funds. Appendix 1 shows the whole votes represented of each Fund owned by all persons known by the Trust to own more than 5% of a Fund, as of August 31, 2002.

    This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about September 20, 2002. A copy of the Trust's most recent annual and semiannual reports will be furnished, without charge, to any shareholders upon request to Phoenix Equity Planning Corporation, 56 Prospect Street, P. O. Box 150480, Hartford, CT 06115-0480 or call, toll free, at
(800) 243-4361.

                                 PROPOSAL NO. 1

                 TO RECONSTITUTE THE BOARD OF TRUSTEES SO AS TO
                 FIX AT FIVE THE NUMBER OF TRUSTEES AND TO ELECT
                           FIVE TRUSTEES TO SUCH BOARD

    At the meeting of the Board of Trustees commencing on August 20, 2002, the independent Trustees, considered a proposal by management to consolidate the oversight of the Phoenix-Kayne Funds under a more seasoned Board of Trustees, consisting of members of the Executive Committee of the Phoenix Funds (the "Phoenix Partners Board"). In light of the acquisition earlier this year of a majority interest in Trust's adviser, Kayne Anderson Rudnick Investment Management, LLC ("Kayne") by Phoenix Investment Partners, Ltd. ("Phoenix"), management recommended the reconstitution of the Board of Trustees in furtherance of the integration of the Trust into the Phoenix distribution platform and fund structure. Consolidation under the Phoenix Partners Board could reduce expenses for Shareholders, decrease the administrative burdens placed on the advisory staff allowing them to devote more time to portfolio management, and provide Shareholders an experienced group of trustees to oversee their interests in a manner consistent with the Phoenix family of funds. The Trustees reviewed the credentials of the Phoenix Partners Board members and took note of their substantial experience in the mutual fund industry. An additional factor considered by the Trustees was the proposal by management that each current Trustee be elected to a newly established Advisory Board which would provide advice and counsel to the new trustees, with respect to the Phoenix-Kayne Funds, on a formal or informal basis by invitation. It is anticipated that this Advisory Board would be established by the Phoenix Partners Board at the first meeting following its election and would be commissioned for a period of at least two years following the election of the new board. Accordingly, the Trustees of the Phoenix-Kayne Funds determined that it would be beneficial for Shareholders if they were to resign in favor of the Phoenix Partners Board upon the election of the Phoenix Partners Board by Shareholders.

    The independent Trustees (trustees who are not interested persons of the Trust), acting as a nominating committee of the current Board of Trustees, have approved fixing the number of trustees at five and have proposed the five Phoenix Partners Board trustees as candidates to fill the trustees' positions on the new Board (the "Nominees"). The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as trustees the nominees named below. The Trustees are recommending that the shareholders fix the number of Trustees at five and elect the persons whom they have nominated for election.

    Each of the Nominees has agreed to serve as a trustee if elected. If, at the time of the meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which trustees are elected and the selection and qualification of their successors. Executive officers were elected by the Board of Trustees at various meetings of the Trustees held on September 16, 1996, April 28, 1998, November 7, 2000 and August 20, 2002. All the current officers were confirmed by the Board of Trustees on August 20, 2002 and will hold office until the first meeting of the Board of Trustees following this special meeting of shareholders or until their successors are chosen and qualified.

     The following tables set forth the names, ages, principal occupations and other information relating to the Nominees. There is no stated term of office for trustees of the Trust.

                                                       INDEPENDENT NOMINEES

                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                 POSITION        FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
NAME, (AGE), AND ADDRESS      WITH THE TRUST  OVERSEEN BY TRUSTEE   DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------      --------------  -------------------   --------------------------------------------------------------

E. Virgil Conway (72)             Nominee             38            Chairman, Rittenhouse Advisors, LLC (consulting firm) since
Rittenhouse Advisors, LLC                                           2001. Trustee/Director, Realty Foundation of New York
101 Park Avenue                                                     (1972-present), Pace University (1978-present), New York Housing
New York, NY 10178                                                  Partnership Development Corp. (Chairman) (1981-present), Greater
                                                                    New York Councils, Boy Scouts of America (1985-present), Academy of Political Science (Vice Chairman) (1985-present), Urstadt
                                                                    Biddle Property Corp. (1989-present), The Harlem Youth
                                                                    Development Foundation (1998-present). Chairman, Metropolitan
                                                                    Transportation Authority (1992-2001). Director, Trism, Inc.
                                                                    (1994-2001), Consolidated Edison Company of New York, Inc.
                                                                    (1970-2002), Atlantic Mutual Insurance Company (1974-2002),
                                                                    Centennial Insurance Company (1974-2002), Josiah Macy, Jr.,
                                                                    Foundation (1975-2002), Union Pacific Corp. (1978-2002),
                                                                    Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2002), Accuhealth (1994-2002).

                                                                    Trustee, Phoenix Funds (1987-present), Phoenix Duff & Phelps
                                                                    Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                                    Funds (2000-present). Director, DTF Tax-Free Income Inc.
                                                                    (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                                    Trust Inc. (1995-present).

                                                   INDEPENDENT NOMINEES (CONTINUED)

                                                   NUMBER OF
                                                 PORTFOLIOS IN
                                 POSITION        FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
NAME, (AGE), AND ADDRESS      WITH THE TRUST  OVERSEEN BY TRUSTEE   DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------      --------------  -------------------   --------------------------------------------------------------

  Harry Dalzell-Payne (72)        Nominee             38            Currently retired. Formerly a Major General of the British Army.
  The Flat, Elmore Court
  Elmore, GL05, GL2 3NT U.K.                                        Trustee, Phoenix Funds (1987-present), Phoenix Duff & Phelps
                                                                    Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                                    Funds (1999-present). Director, DTF Tax-Free Income Inc.
                                                                    (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                                    Trust Inc. (1995-present).

  Geraldine M. McNamara (50)      Nominee             36            Managing Director, U.S. Trust Company of New York (private bank)
  United States Trust Company                                       (1982-present).
    of NY
  114 West 47th Street                                              Trustee, Phoenix Funds, Phoenix Duff & Phelps Institutional
  New York, NY 10036                                                Mutual Funds and Phoenix-Seneca Funds (2001-present).

  Everett L. Morris (73)          Nominee             38            Vice President, W.H. Reaves and Company (investment management)
  W.H. Reaves and Company                                           (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302                                             Trustee, Phoenix Funds (1995-present), Phoenix Duff & Phelps
                                                                    Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                                    Funds (2000-present). Director, DTF Tax-Free Income Inc.
                                                                    (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                                    Trust Inc. (1993-present).

                                                       INDEPENDENT NOMINEES

                                                   NUMBER OF
                                                 PORTFOLIOS IN
NAME, (AGE), AND ADDRESS         POSITION        FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
POSITION(S) WITH TRUST        WITH THE TRUST  OVERSEEN BY TRUSTEE   DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------      --------------  -------------------   --------------------------------------------------------------

*Philip R. McLoughlin (55)        Nominee             49            Chairman (1995-present), Trustee (1989-present) and President
 56 Prospect Street                                                 (1989-present), Phoenix Funds. Chairman and President, Phoenix
 Hartford, CT 06115                                                 Duff & Phelps Institutional Mutual Funds (1996-present).
                                                                    Chairman (2000-present), Trustee (1999-present) and President
                                                                    (2000-present), Phoenix-Seneca Funds. Trustee, Phoenix-Engemann
                                                                    Funds (2000-present). Chairman and Chief Executive Officer
                                                                    (2000-present), Trustee (1999-present) and President
                                                                    (2002-present), Phoenix Trust (formerly Phoenix-Zweig Trust) and
                                                                    Phoenix Portfolios (formerly Phoenix-Euclid Funds). Director,
                                                                    DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                                    Bond Trust Inc. (1995-present). Director, PXRE Corporation
                                                                    (Delaware) (1985-present), World Trust Fund (1991-present).

                                                                    Chairman (1997-2002), Director (1995-2002), Vice Chairman
                                                                    (1995-1997) and Chief Executive Officer (1995-2002), Phoenix
                                                                    Investment Partners, Ltd. Director, Executive Vice President and
                                                                    Chief Investment Officer, The Phoenix Companies, Inc.
                                                                    (2001-2002). Director (1994-2002) and Executive Vice President,
                                                                    Investments (1988-2002), Phoenix Life Insurance Company.
                                                                    Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                    Investment Counsel, Inc. Director (1984-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                                    and Chief Executive Officer, Phoenix/Zweig Advisers LLC

                                                     INTERESTED NOMINEE (CONTINUED)

                                                   NUMBER OF
                                                 PORTFOLIOS IN
NAME, (AGE), AND ADDRESS         POSITION        FUND COMPLEX                           PRINCIPAL OCCUPATION(S)
POSITION(S) WITH TRUST        WITH THE TRUST  OVERSEEN BY TRUSTEE   DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------      --------------  -------------------   --------------------------------------------------------------

                                                                      (1999-2002). Director and President, Phoenix Investment
                                                                      Management Company (2001-2002). Director and Executive Vice
                                                                      President, Phoenix Life and Annuity Company (1996-2002).
                                                                      Director and Executive Vice President, PHL Variable Insurance
                                                                      Company (1995-2002). Director, Phoenix National Trust Company
                                                                      (1996-2002). Director and Vice President, PM Holdings, Inc.
                                                                      (1985-2002). Director, PHL Associates, Inc. (1995-2002).
                                                                      Director (1992-2002) and President (1992-1994), WS Griffith
                                                                      Securities, Inc.

       * Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his current and former positions with Phoenix Investment Partners, Ltd., and its affiliates.

RELATIONSHIPS OF CERTAIN NOMINEES

    No Independent Nominee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in Kayne, the principal underwriter of the Fund, or any entity controlling, controlled by or under common control with Kayne or the principal underwriter of the Fund.

NOMINEE OWNERSHIP OF EQUITY SECURITIES

    Set forth below for each Nominee is a dollar range of equity securities of each Fund of the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Funds, as of June 30, 2002:

                            DOLLAR RANGE      AGGREGATE DOLLAR RANGE OF NOMINEE
                             OF EQUITY            OWNERSHIP IN ALL FUNDS
                          SECURITIES OF ANY    OVERSEEN BY TRUSTEE IN FAMILY
NAME OF NOMINEE           FUND OF THE TRUST      OF INVESTMENT COMPANIES
---------------           -----------------      -----------------------
E. Virgil Conway                None                    $1- $10,000
Harry Dalzell-Payne             None                       None
Philip R. McLoughlin            None                   Over $100,000
Geraldine M. McNamara           None                       None
Everett L. Morris               None                   Over $100,000

COMPENSATION OF CURRENT TRUSTEES

    During the Trust's fiscal year ended December 31, 2001, the Nominees received no compensation from the Trust; however, the current Trustees received the following compensation:

                                           PENSION OR       TOTAL COMPENSATION
                                           RETIREMENT       FROM TRUST AND FUND
                                            BENEFITS           COMPLEX PAID
                            AGGREGATE    ACCRUED AS PART        TO TRUSTEES
                          COMPENSATION       OF FUND          (NO ADDITIONAL
NAME                       FROM TRUST       EXPENSES*             TRUSTS)
----                       ----------       ---------             -------
Arnold B. Brustin            $12,250          None               $12,250
Carl D. Covitz               $12,250          None               $12,250
Gerald I. Isenberg           $12,250          None               $12,250
Allan M. Rudnick              None            None                 None
William H. Waldorf           $12,250          None               $12,250

 *The Trust does not maintain pension or retirement plans.

    For services rendered to the Trust during the fiscal year ended December 31, 2001, persons serving as Trustees during that period received an aggregate of $49,000 from the Trust as Trustees' fees. Each Trustee who is not currently an "interested person" of the Adviser, or of any of its affiliates, is entitled to a fee of $2,000 for each regular Board attended and $250 for each committee meeting attended. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the adviser who are interested persons are compensated by the Adviser and receive no compensation from the Trust.

CURRENT BOARD COMMITTEES AND MEETINGS

    The Board of Trustees has established an Audit Committee. The Committee reviews the Trust's financial reporting procedures, its system of internal control and the independent audit process. The Committee also reviews the Trust's procedures for monitoring compliance with investment restrictions, applicable laws and regulations and the Code of Ethics. The members of the Audit Committee of the Trust include all the Trustees who are not interested persons of the Trust (i.e., the "independent Trustees"). The Audit Committee currently consists of Arnold B. Brustin, Carl D. Covitz, Gerald I. Isenberg and William H. Waldorf.

    The Board of Trustees held four meetings and the Audit Committee held one meeting during the fiscal year ended December 31, 2001. Each Trustee was present for at least 75% of the total number of meetings of the Board, or of the Board and Audit Committee, if applicable.

EXECUTIVE OFFICERS

    The following table sets forth certain information about the Executive Officers of the Trust. The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480.

                                                          EXECUTIVE OFFICERS

                                        POSITION WITH THE
                                         TRUST AND LENGTH
  NAME, (AGE) AND ADDRESS                 OF TIME SERVED             PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
  -----------------------                 --------------             ------------------------------------------------
  Allan M. Rudnick (61)               Trustee and President   President and Chief Investment Officer, Kayne Anderson Rudnick
  Kayne Anderson Rudnick              since 1995.             Investment Management, LLC (1989-present).
  Investment Management, LLC
  1800 Avenue of the Stars
  Suite 200
  Los Angeles, CA 90067

  William R. Moyer (58)               Executive               Executive Vice President and Chief Financial Officer (1999-present),
                                      Vice President          Senior Vice President and Chief Financial Officer (1995-1999),
                                      since 2002.             Phoenix Investment Partners, Ltd. Director (1998-present), Executive
                                                              Vice President (2001-present), Senior Vice President, Finance
                                                              (1990-2001), Chief Financial Officer (1996-present), and Treasurer
                                                              (1998-present), Phoenix Equity Planning Corporation. Director
                                                              (1998-present), Executive Vice President (2001-present), Senior Vice
                                                              President (1990-2001), Chief Financial Officer (1996-present) and
                                                              Treasurer (1994-present), Phoenix Investment Counsel, Inc. Senior
                                                              Vice President and Chief Financial Officer, Duff & Phelps Investment
                                                              Management Co. (1996-present). Executive Vice President, Phoenix
                                                              Fund Complex (1990-present).

  John F. Sharry (51)                 Executive               President, Private Client Group (1999-present), Executive Vice
                                      Vice President          President, Retail Division (1997-1999), Phoenix Investment Partners,
                                      since 2002.             Ltd. President, Private Client Group, Phoenix Equity Planning
                                                              Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                              Complex (1998-present).

                                                   EXECUTIVE OFFICERS (CONTINUED)

                                        POSITION WITH THE
                                         TRUST AND LENGTH
  NAME, (AGE) AND ADDRESS                 OF TIME SERVED             PRINCIPAL OCCUPATIONS DURING THE LAST FIVE YEARS
  -----------------------                 --------------             ------------------------------------------------
  Robert S. Driessen (54)             Vice President          Vice President and Compliance Officer, Phoenix Investment Partners,
                                      since 2002.             Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                                              (1999-present). Vice President, Phoenix Fund Complex (1999-present).
                                                              Compliance Officer (2000-present) and Associate Compliance Officer
                                                              (1999), PXP Securities Corp. Vice President, Risk Management
                                                              Liaison, Bank of America (1996-1999). Vice President, Securities
                                                              Compliance, The Prudential Insurance Company of America (1993-1996).
                                                              Branch Chief/Financial Analyst, Securities and Exchange Commission,
                                                              Division of Investment Management (1972-1993).

  Ralph Walter (55)                   Chief Operating         Chief Operating Officer and Treasurer, Kayne Anderson Rudnick
  Kayne Anderson Rudnick              Officer and Treasurer   Investment Management, LLC (2000-present). Chief Administrative
  Investment Management, LLC          since 2000.             Officer, ABN AMRO (1986-2000).
  1800 Avenue of the Stars
  Suite 200
  Los Angeles, CA 90067

  Nancy G. Curtiss (49)               Assistant Treasurer     Vice President, Fund Accounting (1994-present) and Treasurer
                                      since 2002.             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                              Phoenix Fund Complex (1994-present).

  Richard J. Wirth (43)               Secretary               Vice President and Insurance and Investment Products Counsel
  One American Row                    since 2002.             (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
  Hartford, CT 06102

VOTING REQUIREMENTS

     The five nominees receiving the highest number of votes will be elected, provided that at least 33-1/3% of the Trust's outstanding voting securities are present at the meeting, in person or by proxy.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                INVESTMENT ADVISER, UNDERWRITER AND ADMINISTRATOR

    Kayne Anderson Rudnick Investment Management, LLC, 1800 Avenue of the Stars, Los Angeles, California 90067 is the Trust's investment adviser.

    Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, serves as the Trust's underwriter.

    U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741 serves as the Trust's administrator.


                             ADDITIONAL INFORMATION

OTHER MATTERS

    As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

    The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

    All shareholders are urged to vote. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                         By Order of the Board of Trustees,



                                         RICHARD J. WIRTH,
                                         Secretary

Los Angeles, California
September 20, 2002

                                                                      Appendix 1

                List of Persons Owning of Record or Beneficially
              More Than 5% of the Outstanding Shares* of Each Fund

                                                           VOTES      PERCENT OF
NAME OF SHAREHOLDER                      FUND           REPRESENTED    CLASS X*
-------------------                      ----           -----------    --------
BNY Clearing Services, LLC      Large Cap Fund           10,086,860      10.64%
A/C 6556-5202                   Small-Mid Cap Fund        6,106,168       5.21%
Post & Co. 725000               International Fund        7,605,425      11.42%
111 East Kilbourn Avenue        Total Return Bond Fund   10,847,511      25.87%
Milwaukee, WI  53202

Bear Stearns Securities Corp.   Large Cap Fund            6,331,744       6.68%
FBO 402-90559-12                California Bond Fund     11,412,748      34.56%
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.   California Bond Fund      6,237,256      18.89%
FBO 402-90559-15
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear Stearns Securities Corp.   Total Return Bond Fund    2,118,096       5.05%
FBO 402-90544-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

Charles Schwab & Co., Inc.      Large Cap Fund            7,716,578       8.14%
Special Custody Account for     Small-Mid Cap Fund       18,935,922      16.15%
Benefit of Customers            International Fund       16,245,348      24.39%
Attn:  Mutual Funds             Total Return Bond Fund    4,795,001      11.44%
101 Montgomery Street           California Bond Fund      4,454,809      13.49%
San Francisco, CA  94104

Fidelity Investments            Large Cap Fund            4,757,289       5.02%
Institutional Operations        Total Return Bond Fund    3,987,398       9.51%
Co., Inc., FIIOC as Agent for
Certain Qualified Employee
Benefit Plans
Attn:  IC Funds
100 Magellan Way KWIC
Covington, KY  41015

NFSC FEBO #479-574864           International Fund        4,126,191       6.20%
Public Broadcasting Service
Long Term
1320 Braddock Pl.
Alexandria, VA  22314-1649

                                                           VOTES      PERCENT OF
NAME OF SHAREHOLDER                      FUND           REPRESENTED    CLASS X*
-------------------                      ----           -----------    --------
NFSC FEBO #U19-000019           Total Return Bond Fund    2,281,385       5.33%
Firstar Operations - Reinvest
P.O. Box 1787
Attn:  Mutual Funds
Milwaukee, WI  53201

NFSC FEBO #579-464821           California Bond Fund      3,393,564      10.28%
Richard Shapiro - Large Cap
10360 Strathmore Drive
Los Angeles, CA  90024-2550

Prudential Securities, Inc.     Small-Mid Cap Fund       13,508,939      11.52%
Cust. FBO Clients PC
Attn: Mutual Funds
1 New York Plaza
New York, NY  10292

*As of August 31, 2002, only Class X Shares were issued and outstanding.

                               PHOENIX-KAYNE FUNDS
                            1800 AVENUE OF THE STARS
                          LOS ANGELES, CALIFORNIA 90067

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 5, 2002

                                      PROXY

    The undersigned shareholder of Phoenix-Kayne Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Richard J. Wirth, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on November 5, 2002 at the offices of the Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-800-594-3983 to speak with a live representative or via the Internet at www.proxycard.com/phoenix2002. Prompt voting by shareholders will avoid the costs associated with further solicitation.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" such Proposal.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
                            WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:

                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                              KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL
1. ELECTION OF TRUSTEES
   To fix the number of Trustees at five and              Withhold   For All
elect Trustees (except as marked to the          For     Authority    Except
contrary below)                                  [ ]        [ ]        [ ]

   E. Virgil Conway, Harry Dalzell-Payne,
Philip R. McLoughlin, Geraldine M. McNamara and Everett L. Morris

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

--------------------------------------------------------------------------------

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Signature (PLEASE SIGN WITHIN BOX)         Date   Signature (Joint Owners)  Date